Deposits	12 Months Ended
Dec. 31, 2022
Banking and Thrift, Interest [Abstract]
Deposits	Deposits
The Company has established overnight programs which sweep certain demand and interest checking accounts into money market investment accounts. Reported deposit balances do not reflect the impact of the overnight sweep programs. At December 31, 2022 and 2021, the Company swept $9.5 billion, and $10.5 billion, respectively, from demand deposit and interest checking balances into money market investments.
At December 31, 2022 and 2021, the Company had a balance of $2.3 million and $1.6 million, respectively, in overdrafts. Overdrafts are included in loans in the Consolidated Balance Sheets.
The following table summarizes certificate of deposits by maturity at December 31, 2022:

	Balance	Percentage of Total
Year	(Dollars in thousands)
2023	$1,575,617	97.0%
2024	30,617	1.9%
2025	9,297	0.6%
2026	5,092	0.3%
2027	3,726	0.2%
Thereafter	33	0.0%
Total certificates of deposit	$1,624,382	100.0%
At December 31, 2022 and 2021, securities with a carrying value of $437.9 million and $2.2 billion, respectively, were pledged to secure public deposits and for other purposes required by law. At December 31, 2022 and 2021, securities pledged as collateral for deposits included Eastern Wealth Management cash accounts and municipal accounts. During the first quarter of 2022, the Company eliminated certain pledging arrangements acquired from Century which resulted in the decrease in securities pledged at December 31, 2022 compared to December 31, 2021.
The FDIC offers insurance coverage on deposits up to the federally insured limit of $250,000. The amount of time deposits equal to or greater than $250,000, as of December 31, 2022 and 2021, was $239.1 million and $224.0 million, respectively.
Included in the certificates of deposit balances above were $928.6 million of brokered certificates of deposit at December 31, 2022.